UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 7, 2007

Date of Report (Date of earliest event reported)

FTD GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32425	87-0719190
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

3113 Woodcreek Drive Downers Grove, Illinois (Address of principal executive offices)	60515 (Zip Code)

(630) 719-7800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 7, 2007, FTD Group, Inc. (the “Company”) entered into an Underwriting Agreement with certain stockholders of the Company (the “Selling Stockholders”) and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting on their behalf and as representatives of the underwriters named in Schedule I thereto (collectively the “Underwriters”), a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference (the “Underwriting Agreement”).  Pursuant to the Underwriting Agreement, the Selling Stockholders have agreed to sell to the Underwriters 6,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a public offering price of $17.50 per Share.  According to the terms of the Underwriting Agreement, the Underwriters will receive an underwriting discount equal to $0.875 per Share.  The Company has agreed to pay substantially all of the Selling Stockholders’ expenses in connecting with the offering, excluding underwriting discounts and commissions.  The Selling Stockholders also granted the Underwriters a 30-day option to purchase up to an additional 900,000 Shares solely to cover any over-allotments.

Under the Underwriting Agreement, subject to certain exceptions, the Company, its directors and officers and the Selling Stockholders have agreed not to sell or otherwise dispose of any of the Company’s common stock held by them for 90 days after the expected closing date of the offering, which is expected to be March 12, 2007, without first obtaining the written consent of Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

The Company expects to close the offering on March 12, 2007, subject to the satisfaction of closing conditions.

Item 8.01               Other Events.

On March 7, 2007, the Company issued a press release announcing the pricing of its previously announced secondary stock offering by affiliates of Leonard Green & Partners, L.P. and management.  A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference and is hereby filed.

Item 9.01                     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document Description
1.1	Underwriting Agreement among FTD Group, Inc., the Selling Stockholders and the Underwriters dated March 7, 2007.
99.1	FTD Group, Inc. Press Release dated March 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD GROUP, INC.

By:	/s/ Jon Burney
Name: Jon Burney
Title: Vice President, General Counsel and Secretary

Date: March 7, 2007

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Underwriting Agreement among FTD Group, Inc., the Selling Stockholders and the Underwriters dated March 7, 2007.
99.1	FTD Group, Inc. Press Release dated March 7, 2007.